UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): March 28, 2024

AMERICAN RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Florida	000-55456	46-3914127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12115 Visionary Way, Suite 174, Fishers Indiana, 46038

 (Address of principal executive offices)

(317) 855-9926

 (Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 28, 2024, American Resources Corporation’s (“American Resources” or the “Company”) wholly owned subsidiary, ReElement Technologies Corporation (“ReElement”), closed a Bond Purchase Agreement (“Purchase Agreement”) with Hilltop Securities Inc. (the “Underwriter”), Knott County, Kentucky (the “Issuer”), a county and political subdivision organized and existing under the laws of the Commonwealth of Kentucky (the “Commonwealth”), whereby the Underwriter agrees to purchase from the Issuer, and the Issuer agrees to sell and deliver to the Underwriter, all (but not less than all) of the Knott County, Kentucky Industrial Building Revenue Bonds (Solid Waste Project), Series 2024 (the “Bonds”), at the purchase price of $150,000,000 (which is equal to the aggregate principal amount of the Bonds). The Bonds have been authorized pursuant to the laws of the Commonwealth. The proceeds of the sale of the Bonds will be used to develop ReElement’s Kentucky Lithium refining facility which is being designed with an initial capacity to produce 15,000 metric ton per annum of battery-grade lithium carbonate and/or lithium hydroxide. The Bonds are being offered and sold only to a limited number of “Qualified Institutional Buyers” within the meaning of Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), or “Accredited Investors” within the meaning of Regulation D promulgated under the 1933 Act. The Bond Purchase Agreement is due to close on March 28, 2024, subject to customary closing conditions and document delivery.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text, which is filed as an Exhibit hereto.

Item 8.01 Other Events.

On March 28, 2023 American Resources issued a press release announcing that it has successfully executed a Bond Purchase Agreement with Hilltop Securities Inc. for $150,000,000 principal amount of Kentucky Industrial Building Revenue Bonds, Series 2024, for the Company’s Kentucky Lithium LLC complex located near the town of Kite, Kentucky.

The information presented in Item 8.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are attached hereto and filed herewith.

Exhibit No.	Description
1.1	Purchase Agreement
99.1	Press Release Dated March 28, 2024

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Resources Corporation

Date: April 8, 2024	By:	/s/ Mark C. Jensen
Mark C. Jensen
Chief Executive Officer

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